CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CURRENT ASSETS
Accounts receivable, allowance for doubtful accounts	$ 841	$ 555
EQUITY
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized (in shares)	100,000,000	100,000,000
Common stock, shares outstanding (in shares)	30,011,628	29,943,653
Treasury stock, shares (in shares)	3,923,094	3,923,094